UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 27, 2004

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.

(Exact name of registrant as specified in its charter)

      Delaware

            000-24843

                 47-0810385

    (State or other jurisdiction

            (Commission

                               (IRS Employer

         of incorporation)

             File Number)

   Identification No.)

1004 Farnam Street, Suite 400  Omaha, Nebraska

68102            (Address of principal executive offices)

                                                           (Zip Code)

                    (402) 444-1630

(Registrant's telephone number, including area code)

               Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

(b)

As previously reported on Form 8-K filed on September 22, 2004, the audit committee of the Registrant's general partner engaged Deloitte & Touche LLP (the 'New Accountant') as the Registrant's principal independent accountant.  On October 27, 2004, the Registrant was formally notified that the New Accountant had completed its client acceptance procedures and had accepted the Registrant as a client.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.

By  America First Capital

   Associates Limited

   Partnership Two, General

   Partner of the Partnership

By  America First Companies L.L.C.,

   General Partner of

   America First Capital

   Associates Limited

   Partnership Two

Date:  November 2, 2004

/s/ Lisa Y. Roskens

Lisa Y. Roskens

Chief Executive Officer